Exhibit 10.37

PROTOCOLE D’ACCORD En date du 12 décembre 2023 (1) BENOIT CHARDON CONSULTING (2) MONSIEUR BENOIT CHARDON (3) ALLURION FRANCE	TERMINATION AGREEMENT As of December 12, 2023 (1) BENOIT CHARDON CONSULTING (2) MR BENOIT CHARDON (3) ALLURION FRANCE

Le présent protocole est conclu entre :

(1)
BENOIT CHARDON CONSULTING, société à responsabilité limitée, immatriculée auprès du Registre du Commerce et des Sociétés de Paris sous le numéro unique d’identification 841 501 380, dont le siège social est situé 56, rue des Petites Ecuries – 75010 Paris, France, dûment représentée aux présentes,
(2)
Monsieur Benoît CHARDON, né le 15 février 1981 à Châlons-en-Champagne, France, de nationalité française et demeurant 56, rue des Petites Ecuries – 75010 Paris, France,
(3)
ALLURION FRANCE, société par actions simplifiée, immatriculée auprès du Registre du Commerce et des Sociétés de Paris sous le numéro unique d’identification 828 621 383, dont le siège social est situé 6, Boulevard Montmartre – 75009 Paris, France, dûment représentée aux présentes, ci-après désigné "BCC" ou "Benoît Chardon Consulting",

DE PREMIERE PART,

ci-après désigné "Benoît Chardon",

DE SECONDE PART,

ci-après désignée la "Société" ou "Allurion France",

DE TROISIEME PART,

BCC, Benoît Chardon et la Société sont ci-après désignés ensemble les "Parties" et individuellement une "Partie".

1
Exposé des faits
(A)
Depuis le 1er septembre 2023, BCC occupe les fonctions de directeur général de la Société (les "Fonctions") et exerce ses Fonctions selon les termes et conditions d'une convention de mandat social conclue entre les Parties en date du

This Agreement is concluded between :

(1)
BENOIT CHARDON CONSULTING, a French société à responsabilité limitée, registered with the Trade and Companies Register of Paris under the number 841 501 380 whose registered office is located 56, rue des Petites Ecuries – 75010 Paris, France, duly represented for the purposes hereof,
(2)
Mr. Benoît CHARDON, born on 15 February 1981 in Châlons-en-Champagne, France, a French citizen, residing at 56, rue des Petites Ecuries – 75010 Paris, France,
(3)
ALLURION FRANCE, a French société par actions simplifiée, registered with the Trade and Companies Register of Paris under the number 828 621 383 whose registered office is located 6, Boulevard Montmartre – 75009 Paris, France, duly represented for the purposes hereof, hereinafter "BCC" or "Benoît Chardon Consulting",

hereinafter "Benoît Chardon",

hereinafter the "Company" or "Allurion France",

BCC, Benoît Chardon and the Company are hereinafter referred to together as the "Parties" and individually as a "Party".

2
facts
(A)
Since September 1st, 2023, BCC has held the position of managing director (Directeur Général) of the Company (the "Duties") and has performed its Duties in accordance with the terms and conditions of a corporate officer agreement entered

26 juin 2023 (la "Convention de Mandat").
(B)
Les parties sont entrées en pourparlers en vue d’une séparation amiable, se traduisant par une démission de BCC de ses Fonctions sous réserve des termes et conditions de ce protocole.
(C)
Pour les besoins du Protocole, la Société, son associé unique et leurs filiales directes ou indirectes sont ensemble désignés le "Groupe".

Dans ces conditions, les Parties ont décidé de conclure le présent protocole afin d’organiser les conditions de la cessation des Fonctions de BCC au sein de la Société (le "Protocole").

3
Engagements de la Société
3.1
Renonciation au préavis
3.2
Rémunération
3.2.1
Sous réserve des termes et conditions du Protocole, la Société versera à BCC à la Date de Départ Effectif :

En contrepartie de l’ensemble des engagements et des renonciations figurant à l’article 3 ci-dessous, la Société a pris les engagements suivants.

Les Parties rappellent qu’en cas de démission de son mandat de directeur général de la Société, BCC doit respecter un préavis d'un (1) mois en application de l’article 5 de la Convention de Mandat.

Sous réserve des termes et conditions du Protocole et en particulier des stipulations figurant à l’article 3, la Société s’engage par la présente à renoncer à la période de préavis d'un (1) mois applicable à BCC et à permettre à cette dernière de cesser effectivement ses fonctions de directeur général de la Société à la date du 31 décembre 2023 (la "Date de Départ Effectif").

into between the Parties on June 26, 2023 (the "Corporate Officer Agreement").
(B)
The parties entered into negotiations for an amicable separation, resulting in BCC's resignation from its Duties subject to the terms and conditions of this agreement.
(C)
For the purposes of this Agreement, the Company, its sole shareholder and their direct or indirect subsidiaries are collectively referred to as the "Group".

Under these conditions, the Parties have decided to enter into this agreement in order to organize the conditions of the termination of BCC's Duties within the Company (the "Agreement").

4
Company UNDERTAKINGS
4.1
Waiver of notice
4.2
Compensation
4.2.1
Subject to the terms and conditions of this Agreement, the Company will pay to BCC on the Effective Departure Date :

In consideration of all the undertakings and waivers set out in article 3 below, the Company has granted the following undertakings.

The Parties recall that in the event of resignation by BCC from its position as managing director of the Company, BCC must comply with a one (1) month notice period in accordance with Article 5 of the Corporate Officer Agreement.

Subject to the terms and conditions of this Agreement, and in particular the provisions of Article 3, the Company hereby undertakes to waive the one (1) month notice period applicable to BCC and to allow the latter to effectively cease its Duties as managing director of the Company on December, 31 2023 (the "Effective Departure Date").

(i)
the monthly gross fixed compensation for November 2023

(i)
la rémunération fixe mensuelle brute au titre du mois de novembre 2023 d’un montant de 28 333,33 euros hors taxes,
(ii)
la rémunération fixe mensuelle brute au titre du mois de décembre 2023 d’un montant de 28 333,33 euros hors taxes, et
(iii)
la rémunération variable brute au titre du troisième trimestre de l’exercice social commençant le 1er janvier 2023, d’un montant égal à 11 464,98 euros hors taxes,

par virement bancaire, sur le compte bancaire de BCC dont les coordonnées ont été communiquées préalablement à la Société.

4.2.2
La Société et BCC conviennent qu’aucun paiement ne sera dû au titre de la rémunération variable pour le quatrième trimestre de l’exercice social commençant le 1er janvier 2023.
4.3
Indemnité de cessation de fonctions
4.4
Renonciation à l’engagement de non-concurrence
4.5
Engagement de non-dénigrement et communication

Sous réserve des termes et conditions du Protocole, la Société versera à BCC une indemnité forfaitaire et définitive de cessation de fonctions d’un montant égal à 156 740 euros hors taxes, au plus tard le 31 mars 2024, par virement bancaire.

Les Parties rappellent qu’une clause de non-concurrence est prévue à l’article 6.2 de la Convention de Mandat.

Toutefois, sans préjudice de ce qui figure à l’article 3.5, en application de la décision de son associé Unique Allurion Technologies, Inc., la Société accepte de renoncer au bénéfice de cette clause de non-concurrence à compter de la Date de Départ Effectif et libère BCC et Benoît of an amount of 28,333.33 euros (excluding VAT),
(ii)
the monthly gross fixed compensation for December 2023 of an amount of 28,333.33 euros (excluding VAT), and
(iii)
the gross variable compensation for the third quarter of the financial year starting January 1st, 2023 for an amount of 11,464.98 euros (excluding VAT),

by bank transfer to BCC’s bank account, details of which have been communicated to the Company in advance.

4.5.1
The Company and BCC agree that no payment will be due with respect to the variable compensation for the fourth quarter of the financial year commencing January 1st, 2023.
4.6
Termination fee
4.7
Waiver of non-competition undertaking
4.8
Non-disparagement and communication undertaking

Subject to the terms and conditions of this Agreement, the Company will pay to BCC a lump-sum termination fee equal to 156,740 euros excluding tax, no later than March 31, 2024, by bank transfer.

The Parties recall that a non-competition undertaking is provided for in article 6.2 of the Corporate Officer Agreement.

However, without prejudice to the provisions of article 3.5, pursuant to the decision of its sole shareholder Allurion Technologies, Inc., the Company agrees to waive the benefit of this non-competition undertaking with effect from the Effective Departure Date and releases BCC and Benoit Chardon from any obligation they may have under article 6.2 of the Corporate Officer Agreement with

Chardon de toute obligation qu’ils pourraient avoir au titre de l’article 6.2 de la Convention de Mandat à compter de cette date, de sorte qu’aucune rémunération ou indemnité ne leur sera due à ce titre, sans qu’aucune autre notification ou formalité ne soit nécessaire ce dont BCC et Benoit Chardon prennent acte et acceptent irrévocablement.

La Société s’engage, pendant une durée de cinq (5) ans à compter de la date des présentes, à ne pas dénigrer ou critiquer BCC ni Benoît Chardon, les fonctions de BCC (et le cas échéant de Benoît Chardon) et/ou leur rôle au sein du Groupe de manière qui puisse nuire effectivement à la poursuite de leur activité, remettre sérieusement en cause leur réputation professionnelle ou personnelle, en particulier si la Société est amenée à répondre à une société souhaitant avoir des informations sur les compétences de BCC ou Benoît Chardon préalablement à une éventuelle embauche (étant précisé, pour éviter tout doute, que le fait de ne pas répondre ou de refuser de répondre ne sera pas constitutif d'un dénigrement ou d'une critique).

5
Engagements de BCC et de Benoît Chardon
5.1
Démission
5.2
Restitution des matériels et documents

En contrepartie du respect des engagements pris à leur égard, chacun de BCC et Benoît Chardon s’engage dans les termes suivants :

BCC démissionne de manière définitive et irrévocable de son mandat de directeur général de la Société avec effet à la Date de Départ Effectif, nonobstant les stipulations de l'article 5 de la Convention de Mandat relatives au respect d'un effect from that date, so that no compensation or indemnity will be due to them in this respect, without any further notification or formality being required, which BCC and Benoit Chardon acknowledge and irrevocably accept.

The Company undertakes, for a period of five (5) years from the date hereof, not to disparage or criticize BCC or Benoît Chardon, the duties of BCC (and, where applicable, Benoît Chardon) and/or their role within the Group in such a way as to be effectively detrimental to the pursuit of their activity or to seriously call into question their professional or personal reputation, in particular if the Company is required to respond to a company seeking information on the skills of BCC or Benoît Chardon prior to a possible recruitment (it being specified, for the avoidance of doubt, that failure to respond or refusal to respond will not constitute disparagement or criticism).

6
BCC and Benoît Chardon UNDERTAKINGS
6.1
Resignation
6.2
Return of properties and documents

In consideration of the undertakings granted to them, each of BCC and Benoît Chardon undertakes in the following terms:

BCC resigns definitively and irrevocably from its office as managing director of the Company with effect from the Effective Departure Date, notwithstanding the provisions of article 5 of the Corporate Officer Agreement relating to compliance with a notice period of one (1) month in the event of resignation.

Without prejudice to the provisions of Articles 2.2 and 2.3 hereof, BCC acknowledges that no amount or préavis d'un (1) mois en cas de démission.

Sans préjudice des stipulations des Articles 2.2 et 2.3 des présentes, BCC reconnaît qu’aucune somme ni indemnité d’aucune sorte ne lui est due au titre de l’exercice ou de la cessation de son mandat au sein de la Société, ce que Benoît Chardon reconnaît également.

BCC a remis à la Société, ce jour, sa lettre de démission de ses fonctions de directeur général de la Société avec effet à la Date de Départ Effectif, conformément à ce qui précède afin de procéder aux formalités y afférentes.

BCC s'engage à restituer à la Société à la Date de Départ Effectif :

(i)
tous les secrets d’affaires, informations propriétaires, savoir-faire, connaissances techniques et autres données ou informations (ainsi que toute preuve, enregistrement ou représentation tangible de ces derniers), écrits ou oraux, qu’ils aient été rédigés, conçus ou développés par un mandataire social, consultant ou salarié de la Société, ou reçus par la Société par une source externe, qui sont en possession de la Société (qu’ils soient ou non la propriété de la Société) et qui sont gardés secrets ou confidentiels par la Société (les "Informations Confidentielles"), y compris les listes de clients ou de prospects (ainsi que toute autre information relative aux clients ou prospects ou tout document connexe), les programmes informatiques, les logiciels, les données électroniques, les dessins, les plans, les dispositifs médicaux, les échantillons, les reproductions, les croquis, les notes, les carnets, les mémorandums, les rapports, les registres, les propositions, les business plans ou copies, les autres documents ou matériaux, les outils, indemnity, of any kind whatsoever, is due to it in respect of the exercise or termination of its mandate within the Company, which Benoît Chardon also acknowledges.

BCC has submitted to the Company, on the date hereof, its letter of resignation from its duties as managing director of the Company with effect from the Effective Departure Date, in accordance with the above, in order to proceed with the related formalities.

BCC undertakes to return to the Company on the Effective Departure Date :

(i)
any and all trade secrets, proprietary information, know-how, technical knowledge and other data or information (and any tangible evidence, record or representation thereof), written or oral, whether prepared, conceived or developed by a corporate officer, a consultant or employee of the Company or received by the Company from an outside source, which is in the possession of the Company (whether or not the property of the Company) and which is maintained in secrecy or confidence by the Company (the “Confidential Information”), including customer or prospective customer lists, other customer or prospective customer information or related materials, computer programs, software, electronic data, specifications, drawings, blueprints, medical devices, samples, reproductions, sketches, notes, notebooks, memoranda, reports, records, proposals, business plans or copies of them, other documents or materials, tools, equipment, or other property belonging to the Company or its customers which BCC may possess or have under its control. BCC further agrees that it shall not keep or take with it any documents or data in any les équipements ainsi que tout autre bien appartenant à la Société ou à ses clients dont BCC peut être en possession ou dont il aurait le contrôle. BCC s’engage en outre à ne pas garder ni emporter de documents ou données, sous quelque forme que ce soit, contenant ou se rapportant à des Informations Confidentielles ;
(ii)
tous les mots de passe aux applications et sites web qu’elle a en sa qualité de directeur général de la Société ; et
(iii)
l’ensemble des matériels appartenant à la Société (ou à l’une des sociétés du Groupe) qu’elle détiendrait toujours, en ce compris tout ordinateur, téléphone, tablette et tout autre élément ayant été acquis par la Société (ou l’une des sociétés du Groupe), ce dont Benoît Chardon se porte fort.

6.3
Engagements envers le Groupe
6.3.1
Chacun de BCC et Benoît Chardon confirme par les présentes qu'il n'est lié par aucun autre contrat ou convention conclu avec l'une des sociétés du Groupe, et qu'il ne détient plus aucun mandat au sein de l'une quelconque des sociétés du Groupe.
6.3.2
En tant que de besoin, chacun de BCC et Benoît Chardon s’engage à démissionner de l’ensemble de ses mandats et fonctions de représentant des sociétés du Groupe dans toutes associations ou organismes professionnels et à ne pas divulguer d’information relative à ses fonctions ou missions pour le Groupe ou faire état des activités qu’il a pu y réaliser, dans tous médias, organes de presse et réseaux sociaux notamment professionnels, sauf accord préalable écrit de la Société.
6.3.3
Dans l'hypothèse où nonobstant ces déclarations, il s'avérerait que BCC ou Benoît Chardon détiendrait encore de tels form or of any description containing or pertaining to Confidential Information;
(ii)
all passwords to applications and websites that BCC has in its capacity as managing director of the Company; and
(iii)
all equipment belonging to the Company (or one of the Group's companies) that it still owns, including any computer, telephone, tablet and any other item acquired by the Company (or one of the Group's companies), for which Benoît Chardon will be held accountable.

6.4
Undertakings to the Group
6.4.1
Each of BCC and Benoît Chardon hereby confirms that it/he is not bound by any other contract or agreement with any of the Group's companies, and that it/he no longer holds any office within any of the Group's companies.
6.4.2
Insofar as necessary, each of BCC and Benoît Chardon undertakes to resign from all its/his mandates and duties as representative of Group companies in all associations or professional bodies and not to disclose any information relating to its duties or work for the Group or report on the activities it may have carried out therein, in all media, press bodies and social networks, particularly professional, unless priorly approved in writing by the Company.
6.4.3
In the event that, notwithstanding these declarations, it should turn out that BCC or Benoît Chardon still holds such offices or positions or is bound by any contract or agreement whatsoever with a Group company or on its behalf (other than this Agreement), or benefits from any undertaking whatsoever granted by one of mandats ou fonctions ou serait lié par un quelconque contrat ou convention avec une société du Groupe ou pour son compte (autre que le présent Protocole), ou bénéficierait d'un engagement quelconque consenti par l'une des sociétés du Groupe, chacun d’eux s'engage à première demande du président de la Société (i) à démissionner avec effet immédiat de l'ensemble des mandats et fonctions concernés, (ii) à reconnaître que tout contrat, convention et engagement de ce type deviendrait automatiquement caduc et de nul effet et sans préavis ni indemnité, à compter des présentes, sans qu'il ne puisse s'en prévaloir ni pour le passé ni pour le futur, et (iii), en tant que de besoin, à remettre et à régulariser toute lettre de démission et procéder aux formalités y afférentes.
6.5
Renonciations spécifiques
6.6
Engagement de confidentialité - Non-débauchage
6.6.1
BCC s'engage, sans limitation de durée, à maintenir strictement confidentiel et à ne divulguer, sous aucune forme, à titre gracieux ou à titre onéreux (i) à aucun salarié des sociétés du Groupe ou (ii) à tout tiers à aux sociétés du Groupe, toute Information Confidentielle fournie par la Société ou toute autre société du Groupe, ou acquise à l'occasion de l'exercice de ses Fonctions ou de ses activités au sein de la Société, à l'exception de l’hypothèse dans laquelle une telle Information Confidentielle appartenait au domaine public, ce dont se porte fort Benoît Chardon.
6.6.2
Compte tenu de la nature de ses Fonctions, BCC s'engage, pour une durée d’un (1) an à compter de la date de cessation de ses Fonctions pour quelque motif que ce soit, à ne pas, directement ou indirectement (y compris au travers de toute entité dont BCC ou Benoit Chardon serait actionnaire, consultant, agent, administrateur, prestataire de services, the Group companies, each of them undertakes, at the first request of the president of the Company (i) to resign with immediate effect from all the offices and positions concerned, (ii) to acknowledge that all such contracts, agreements and undertakings shall automatically become null and void with effect from the date hereof, without prior notice or indemnity, and that they may not be invoked either in the past or in the future, and (iii) where necessary, to submit and formalize any letter of resignation and to carry out the related formalities.
6.7
Specific waivers
6.8
Confidentiality undertaking - Non-solicitation
6.8.1
BCC undertakes, without limitation in time, to keep strictly confidential and not to disclose, in any form, whether free of charge or in return for payment, to (i) any employee of the Company or (ii) any third party to the Company, any Confidential Information provided by the Company or acquired in the performance of its Duties or activities within the Company except in the event such information belonged to the public domain, for which Benoît Chardon will be held accountable.
6.8.2
Given the nature of its Duties, BCC undertakes, for a period of one (1) year from the date of termination of the Duties for any reason whatsoever, not to, directly or indirectly (including through any entity of which BCC or Benoit Chardon is a shareholder, consultant, agent, employee, service provider, officer, director or representative or in any other capacity):

Each of BCC and Benoît Chardon acknowledges that the payments referred to in Articles 2.2 and 2.3 are final, and expressly waives, irrevocably and without reservation, the benefit of any compensation, indemnity and/or additional payment of any nature whatsoever that may be due to it/him in salarié ou dirigeant ou de toute autre manière) :

Chacun de BCC et Benoît Chardon reconnait que les paiements visés aux Articles 2.2 et 2.3 sont définitifs et renonce expressément, de façon irrévocable et sans réserve, au bénéfice de toute rémunération, indemnité et/ou somme additionnelle de quelle nature que ce soit qui pourrait lui être due au titre de la cessation par BCC de ses fonctions de directeur général de la Société, ce dont Benoît Chardon se porte fort, tant au nom de BCC qu'en son nom.

(i)
solliciter, encourager ou prendre toute autre mesure visant à inciter un employé ou un consultant de la Société (ou toute autre personne ayant été employée par, ou ayant pu être un consultant de, la Société au cours de la période de douze (12) mois précédent l’entrée en vigueur des Fonctions de BCC) à mettre fin à son contrat de travail ou à sa relation avec la Société afin d'être employé ou de fournir des services à toute autre personne ;
(ii)
solliciter, tenter d'éloigner de la Société ou interférer de toute autre manière dans la relation que la Société entretient avec toute Personne qui est, ou était au cours des douze derniers (12) mois, un client ou une cliente de la Société ;
(iii)
inciter tout client ou fournisseur de la Société à cesser ou réduire son flux d'affaires avec la Société,

ce dont se porte fort Benoît Chardon.

6.9
Engagement de non-dénigrement et communication
6.10
Engagement de collaboration
6.10.1
BCC s’engage jusqu’à la Date de Départ Effectif à assurer une transition respect of the termination by BCC of its duties as managing director of the Company, for which Benoît Chardon will be held accountable, both in the name of BCC and in his own name.

(i)
solicit, encourage, or take any other action which is intended to induce any employee of, or consultant to, the Company (or any other Person who may have been employed by, or may have been a consultant to, the Company within the twelve (12)-month period prior to the commencement of BCC’s Duties) to terminate his or her employment or relationship with the Company in order to become employed by or otherwise perform services for any other person;
(ii)
solicit, endeavor to entice away from the Company or otherwise interfere with the relationship of the Company with any person who is, or was within the then-most recent twelve (12)-month period, a client or customer of the Company;
(iii)
incite any customer or supplier of the Company to cease or reduce its business with the Company,

for which Benoît Chardon will be held accountable.

6.11
Non-disparagement and communication undertaking
6.12
Collaboration undertaking
6.12.1
Until the Effective Departure Date, BCC undertakes to ensure a smooth transition regarding files and clients in the interest of harmonieuse des dossiers et des clients dans l’intérêt des sociétés du Groupe, ce dont Benoît Chardon se porte fort.
6.12.2
BCC s’engage, pendant une période de six (6) mois à compter de la Date de Départ Effectif, à se rendre disponible pour répondre promptement et de manière documentée à toutes questions de la part de son successeur, de la Société ou de son associé unique, ce dont se porte fort Benoît Chardon.
6.13
Violation des engagements

Pendant une durée de cinq (5) ans à compter de la date des présentes, chacun de BCC et de Benoît Chardon, directement ou par personne interposée, s’engage à ne pas communiquer (notamment via la presse, les réseaux sociaux ou tous autres médias) sur son départ et ses activités au sein du Groupe et à ne pas tenir de propos dénigrants en la présence de toute personne (notamment en présence de prêteurs, d’investisseurs, d’établissements financiers, de salariés, de représentants syndicaux, de partenaires, de clients ou de fournisseurs du Groupe) à l’égard de la Société, des associés directs et indirects, actuels ou passés de la Société et/ou de toute autre société du Groupe (en ce compris leurs salariés, représentants ou mandataires sociaux).

En cas de violation par l'une des Parties de ses engagements stipulés dans le Protocole, caractérisée par des faits objectifs, l'autre Partie sera libérée de plein droit de ses engagements au titre du Protocole, sans préjudice du droit pour cette dernière de demander des dommages-intérêts pour les préjudices effectivement subis par eux et/ou leurs filiales et/ou leur associés, directs ou indirects, étant précisé que BCC et Benoît Chardon seront considérés comme une seule et même Partie pour les besoins du présent article.

the Group's companies, for which Benoît Chardon will be held accountable.
6.13.1
BCC undertakes, for a six (6)-month period from the Effective Departure Date, to make itself available to answer promptly and in a documented manner to any questions from its successor, the Company or its sole shareholder, for which Benoît Chardon will be held accountable.
6.14
Breach of undertakings

For a period of five (5) years from the date hereof, each of BCC and Benoît Chardon, directly or through an intermediary, undertakes not to communicate (in particular via the press, social networks or any other media) about its/his departure and its/his activities within the Group and not to make disparaging remarks in the presence of any person (in particular in the presence of lenders, investors, financial institutions, employees, union representatives, partners, customers or suppliers of the Group) with regard to the Company, direct or indirect, current or former associates of the Company and/or any other Group company (including their employees, representatives or corporate officers).

In the event of a breach by one of the Parties of its undertakings stipulated in this Agreement, characterized by objective facts, the other Party will be released ipso jure from its commitments under this Agreement, without prejudice to the right of the latter to claim damages for the prejudice actually suffered by them and/or their subsidiaries and/or their associates, whether direct or indirect, it being specified that BCC and Benoît Chardon will be considered as one and the same Party for the purposes of this article.

7
Déclarations générales et Engagements des Parties
7.1
Capacité
7.2
Renonciation à tout recours
7.3
Confidentialité
7.4
Désistement – Renonciation
7.5
Engagement de collaboration
7.6
Assistance et frais
8
NOTIFICATIONS ET ÉLECTION DE DOMICILE
9
DROIT APPLICABLE – CONTESTATIONS
10
Signature Electronique

Chacune des Parties aux présentes déclare avoir pleine capacité, à l’effet de signer et d’exécuter l’ensemble des engagements la concernant découlant du présent Protocole.

Les Parties déclarent que le Protocole reflète fidèlement leurs discussions et accords, ainsi que leur libre consentement.

Les Parties renoncent expressément de façon définitive et irrévocable à intenter toute instance ou action de quelque nature que ce soit et devant quelque juridiction que ce soit, en France ou à l’étranger, à l’encontre de l’une des autres Parties et de ses associés directs ou indirects, des membres de leurs comités de surveillance, des membres de leurs comités d’investissement, ou plus généralement de l’une des sociétés du Groupe (ainsi que ses salariés, mandataires sociaux et membres de ses organes sociaux) pouvant avoir pour cause, conséquence ou objet, directement ou indirectement, mais

11
General Declarations and undertakings of the Parties
11.1
Capacity
11.2
Waiver of any recourse
11.3
Confidentiality
11.4
Withdrawal - Waiver
11.5
Collaboration undertaking
11.6
Assistance and fees
12
NOTIFICATIONS AND ADDRESS
13
APPLICABLE LAW - DISPUTES
14
Electronic signature

Each of the Parties hereto declares that it has full capacity to sign and execute all the undertakings concerning it arising from this Agreement.

The Parties represent that this Agreement faithfully reflects their discussions and agreements, as well as their free consent.

The Parties expressly waive, definitively and irrevocably, the right to initiate any proceedings or action of any nature whatsoever, before any jurisdiction whatsoever, in France or abroad, against any of the other Parties and their direct or indirect shareholders, members, supervisory board members, investment committee members, or more generally any of the Group's companies (as well as their employees, officers and members of its corporate bodies) which may have as their cause, consequence or object, directly or indirectly, but solely in respect of facts known to date by the Parties, (i) all of BCC's rights under the Corporate Officer Agreement or the duties that it or Benoît Chardon has exercised within the Group and/or, (ii) the exercise or uniquement au titre des faits connus à ce jour par les Parties, (i) tous les droits de BCC au titre de la Convention de Mandat ou des fonctions qu’elle ou Benoît Chardon a exercés au sein du Groupe et/ou, (ii) l’exercice ou la cessation des fonctions de BCC au sein du Groupe, et notamment de ses fonctions de directeur général de la Société.

Sous réserve de l’exécution des termes du Protocole, les Parties se déclarent intégralement remplies de leurs droits au titre de tout élément de rémunération fixe ou variable, prime de toute nature, jetons de présence, remboursement de frais, indemnité compensatrice de préavis, indemnité de rupture, intéressement, participation, somme éventuellement dues au titre d’une retraite complémentaire, avantage en argent ou en nature (sans que cette liste ne soit exhaustive), ou de tout autre droit et relatifs tant à l’exécution qu’à la cessation de fonctions au sein du Groupe.

Le Contrat et les engagements qu’il comporte lieront les Parties ainsi que leurs successeurs, époux/conjoint, ayants droit ou ayants cause, et bénéficieront à chacun de ceux-ci.

Chacune des Parties confirme qu'elle n'a, à ce jour, révélé à quiconque sauf à ses conseils l'existence ou le contenu du Protocole et s'engage à continuer à l'avenir à conserver la plus stricte confidentialité à cet égard, sauf autorisation écrite préalable de toutes les Parties.

Nonobstant ce qui précède, la Société et son associé unique, Allurion Technologies, Inc., peuvent procéder à une annonce ou à une divulgation publique concernant la Société, le Protocole ou les opérations envisagées ou prévues par celui-ci, si cette annonce ou cette divulgation est requise par :

(A) la loi ou la législation en vigueur ; ou

termination of BCC's duties within the Group, and in particular its duties as Managing Director of the Company.

Subject to the execution of the terms of this Agreement, the Parties represent that they are fully aware of their rights in respect of any fixed or variable compensation, bonuses of any kind, directors' fees, reimbursement of expenses, compensation in lieu of notice, severance pay, profit-sharing, any amounts due in respect of a supplementary pension, benefits in cash or in kind (without this list being exhaustive), or any other rights relating to the performance or termination of their duties within the Group.

This Agreement and the commitments contained therein shall be binding upon and inure to the benefit of each of the Parties and their successors, assigns beneficiaries, spouse/partner or others claiming.

Each of the Parties confirms that it has not, to date, disclosed to anyone other than its counsel the existence or content of this Agreement and undertakes to continue in the future to maintain the strictest confidentiality in this regard, subject to the prior written approval by all the Parties.

Notwithstanding the foregoing, the Company and its sole shareholder, Allurion Technologies, Inc., may proceed to make a public announcement or disclosures regarding the Company, this Agreement or the transactions contemplated or provided thereby, if said announcement or disclosure is required by:

(A) law or the current legislation; or

(B) any stock market authority, regulatory body (including but not limited to the United States Securities and Exchange Commission) or any administrative

(B) toute autorité boursière, organisme de réglementation (y compris, mais sans s’y limiter, la Securities and Exchange Commission aux États-Unis) ou toute institution administrative, que cette obligation ait ou non force de loi.

Les Parties s’engagent à exécuter de bonne foi le Protocole et à prêter leur entier concours à la préparation et la signature de tout document rendu nécessaire pour l’exécution des stipulations du présent Protocole, le cas échéant.

La Société d’une part et BCC et Benoît Chardon d'autre part, reconnaissent que les règlements et concessions sont effectués à titre transactionnel, forfaitaire et définitif conformément aux dispositions des articles 2044 et suivants du Code civil et, en particulier, de l'article 2052 du Code civil. Par conséquent, mais sous réserve de la complète exécution des obligations prévues au présent Protocole, chacune des Parties reconnaît au titre du Protocole qu'elle est remplie de tous les droits qu'elle pouvait tenir à un titre quelconque à raison de ses rapports au sein du Groupe et avec ses associés et des accords qu'elle a conclus dans ce cadre.

En conséquence, sous réserve de la complète exécution des obligations prévues au Protocole, chacune des Parties renonce à formuler toute réclamation, ou intenter toute action judiciaire ou arbitrale quelle qu'elle soit, concernant toute question relative aux relations ayant existé entre la Société d’une part et BCC d'autre part, notamment à raison des circonstances du départ de BCC du Groupe.

À ce titre, le présent Protocole aura entre les Parties le même effet juridique qu'une décision judiciaire passée en force de institution, whether or not said obligation has the force of law.

The Parties undertake to perform their obligations under this Agreement in good faith and to cooperate fully in the preparation and signature of any documents required for the execution of the provisions of this Agreement, as the case may be.

The Company on the one hand and BCC and Benoît Chardon on the other acknowledge that the settlements and concessions are made on a transactional and final basis in accordance with the provisions of articles 2044 et seq. of the French Civil Code and, in particular, article 2052 of the French Civil Code. Consequently, but subject to full performance of the obligations set out in this Agreement, each of the Parties acknowledges under this Agreement that it is discharged of all rights it may have held in any respect by reason of its relations within the Group and with its associates, and of the agreements it has entered into in this connection.

Consequently, subject to the full performance of the obligations set out in this Agreement, each of the Parties waives its right to make any claim, or bring any legal or arbitration action whatsoever, in respect of any matter relating to the relationship that existed between the Company on the one hand and BCC on the other, in particular as a result of the circumstances of BCC's departure from the Group.

As such, this Agreement shall have the same legal effect between the Parties as a binding non-appealable and enforceable court judgment. It may not be challenged on the grounds of error of law or for wrongful damage.

The Parties undertake to take any steps that may be necessary for the chose jugée en dernier ressort. Elle ne peut être attaquée pour cause d’erreur de droit ni pour cause de lésion.

Les Parties s'engagent à effectuer toute démarche qui pourrait être nécessaire à la mise en place et à la réalisation des engagements figurant dans le présent Protocole.

Chacune des Parties déclare avoir été conseillée par un avocat dans la négociation de la présente transaction. Chacun de BCC et Benoît Chardon confirme avoir disposé du temps de réflexion nécessaire avant de signer le présent Protocole.

Chacune des Parties supportera les frais de ses conseils respectifs exposés dans le cadre des présentes.

Toute notification ou communication au titre des présentes devra être effectuée par écrit et signée par ou au nom de la Partie qui la réalise, et sera soit (a) remise en main propre contre récépissé daté et signé soit (b) adressée par lettre recommandée avec demande d'avis de réception au domicile élu et à l'attention de la personne destinataire (ou à toute autre adresse ou à l'attention de toute autre personne ainsi qu'il pourra être notifié, le cas échéant, aux termes du présent Protocole), la présentation du pli au destinataire valant notification.

Pour les besoins du présent Protocole, les adresses des Parties sont celles figurant dans les comparutions ou toute autre adresse qui serait notifiée par celles-ci conformément aux présentes.

Le présent Protocole est régi par le droit français.

En cas de difficulté, chaque Partie s’engage à épuiser, sous une période de quinze (15) jours, toutes pistes de rapprochement par la tenue de pourparlers et, en cas d’échec, à porter tout différend devant le Tribunal implementation and fulfillment of the undertakings set out in this Agreement.

Each of the Parties represents that it has been advised by its own counsel in the negotiation of this settlement. Each of BCC and Benoît Chardon confirms having had the necessary time to reflect before signing this Agreement.

Each of the Parties shall bear the costs of its respective counsel incurred in connection herewith.

Any notification or communication hereunder shall be in writing and signed by or on behalf of the Party making such notification or communication, and must (a) be delivered by hand against a receipt dated and signed by the recipient or (b) sent by registered letter with acknowledgement of receipt to the person to be notified (or to such other address or to such other person as may be notified, as the case may be, under the terms of this Agreement), presentation of the envelope to the addressee being equivalent to notification.

For the purposes of this Agreement, the addresses of the Parties shall be those indicated in the preamble to this Agreement or any other address which may be notified by them in accordance with this Agreement.

This Agreement shall be governed by French law.

In the event of difficulties, each Party undertakes to exhaust, within a period of fifteen (15) days, all possible options for reconciliation by entering into discussions and, in the event of failure, to bring any dispute before the competent Court within the jurisdiction of the Paris Court of Appeal.

compétent du ressort de la cour d’appel de Paris.

Les Parties sont convenues de signer électroniquement le présent Protocole par le biais du prestataire de services Docusign (www.docusign.com) conformément aux dispositions des articles 1366 et suivants du Code civil.

Les Parties :

-
reconnaissent que le présent Protocole est conclu sous la forme d’un écrit électronique, conformément aux dispositions de l’article 1366 du Code civil, et signé électroniquement au moyen d’un procédé fiable d’identification mis en place par DocuSign garantissant le lien entre chaque signature avec le Protocole auquel elle s’attache, conformément aux dispositions de l’article 1367 du Code civil ;
-
reconnaissent que le présent Protocole a la même force probante qu’un écrit sur support papier conformément à l’article 1366 du Code civil et qu’il pourra leur être valablement opposé ;
-
reconnaissent que (i) l’exigence d’une pluralité d’originaux est réputée satisfaite lorsque le Protocole signé électroniquement est établi et conservé conformément aux articles 1366 et 1367 du Code civil, et que (ii) ce procédé permet à chaque Partie de disposer d’un exemplaire sur support durable ou d’y avoir accès, conformément aux dispositions de l’article 1375 du Code civil ;
-
s’entendent pour désigner Paris comme lieu de signature du Protocole ; et

The Parties have agreed to sign this Agreement electronically through the service provider Docusign (www.docusign.com) in accordance with the provisions of articles 1366 et seq. of the French Civil Code.

The Parties acknowledge and agree that:

-
this Agreement is entered into in writing in electronic form, in accordance with the terms of article 1366 of the French Civil Code, and signed electronically by means of a reliable identification process implemented by DocuSign®, guaranteeing the link between each signature and this Agreement in accordance with the provisions of article 1367 of the French Civil Code,
-
this Agreement has the same enforceability as a hard-copy written document pursuant to the provisions of article 1366 of the French Civil Code and shall be validly invoked to evidence such enforceability;
-
this electronic signature has the same legal enforceability as their handwritten signature and gives certainty (date certaine) to the date of/attributed to the signing of this Agreement by the DocuSign services (www.docusign.com);
-
the requirement of having one (1) original copy of this Agreement for each Party shall be deemed to be fulfilled if this Agreement electronically signed is established and stored pursuant to articles 1366 and 1367 of the French Civil Code and this process allows each Party to be provided with a copy of this Agreement on a material format or to have access to a copy of this

- reconnaissent et acceptent que le Protocole prendra effet le 12 décembre 2023. [SIGNATURE SUR LA DERNIÈRE PAGE]
Agreement, pursuant to the provisions of article 1375 of the French Civil Code;
-
Paris (France) is designated to be the place of signature of this Agreement and this Agreement shall take effect on December 12, 2023.

[SIGNATURE ON LAST PAGE].

SIGNATURES

BCC Par : Monsieur Benoît Chardon
Monsieur Benoît CHARDON
ALLURION FRANCE Par : Monsieur Shantanu Gaur